Exhibit 99.2

Clinical activity of BLU-285, a highly potent and selective KIT/PDGFRα inhibitor designed to treat gastrointestinal stromal tumor (GIST) Michael Heinrich1, Robin Jones2, Margaret von Mehren3, Patrick Schöffski4, Sebastian Bauer5, Olivier Mir6, Philippe A. Cassier7, Ferry Eskens8, Hongliang Shi9, Terri Alvarez-Diez9, Oleg Schmidt-Kittler9, Mary Ellen Healy9, Beni B. Wolf9, Suzanne George10 1Knight Cancer Institute, OHSU, Portland, OR, USA; 2Royal Marsden Hospital/Institute of Cancer Research, London, UK; 3Fox Chase Cancer Center, Temple University Health System, Philadelphia, USA; 4University Hospitals Leuven, Department of General Medical Oncology, Leuven Cancer Institute, Leuven, Belgium; 5West German Cancer Center, University Hospital, Essen, Germany; 6Gustave Roussy, Villejuif, France; 7Centre Leon Berard, Lyon, France; 8Erasmus MC Cancer Institute, Rotterdam, Netherlands; 9Blueprint Medicines, Cambridge, MA, USA; 10Dana-Farber Cancer Center, Boston, MA, USA Abstract no: 2803523, CTOS 2017 Maui, Hawaii. Presented by Dr. Michael Heinrich

Disclosures 2 BLU-285 is an investigational agent discovered and currently in development by Blueprint Medicines Corporation (Blueprint Medicines) Dr. Michael Heinrich is an investigator for Blueprint Medicines’ ongoing Phase 1 study in unresectable gastrointestinal stromal tumor Dr. Michael Heinrich has the following disclosures: Consultant: Blueprint Medicines, Novartis, MolecularMD, Deciphera Equity interest: MolecularMD Research funding: Blueprint Medicines, Deciphera, Ariad Expert testimony: Novartis Patents: four patents on diagnosis and treatment of PDGFR-mutant GIST

3 High kinome selectivity* Binds active conformation BLU-285 1. Evans EK et al. Sci Transl Med. 2017 Nov 1;9(414) *Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) BLU-285 IC50 Imatinib IC50 KIT Exon 11 deletion JM domain mutations 0.6 nM 12 nM KIT Exon 11 V560G 1 nM 87 nM KIT Exon 11/13 ATP binding site mutations 11 nM 9160 nM KIT Exon 11/14 28 nM 19650 nM KIT Exon 17 Activation loop mutations <2 nM 60–12750 nM KIT Exon 17 D816V 0.27 nM 8150 nM PDGFRα Exon 18 D842V 0.24 nM 759 nM BLU-285: highly selective targeting and potent inhibition of mutant KIT and PDGFRα in GIST

4 Advanced GIST (n=46) MTD Part 2 Dose expansion enrolling PDGFR D842V-mutant GIST (n=50) Unresectable GIST after imatinib and ≥1 other TKI (n=50) Part 1 Dose escalation completed Key objectives Part 1: MTD, safety, pharmacokinetics, ctDNA analyses, anti-tumor activity Part 2: response rate, duration of response, safety 3+3 design with enrichment MTD determined to be 400 mg PO QD RP2D determined to be 300 mg PO QD MTD, maximum tolerated dose; RP2D, recommended Phase 2 dose BLU-285 Phase 1 study

Demography and baseline patient characteristics Parameter All patients, N=116 Age (years), median (range) 62 (25–85) n (%) GIST subtype* KIT mutant PDGFR D842 mutant PDGFR Exon 14 (N659K) mutant KIT & PDGFR WT 76 (66) 37 (32) 2 (2) 1 (1) Metastatic disease 107 (92) Largest target lesion size (cm) ≤5 >5–≤10 >10 pending 27 (23) 42 (36) 46 (40) 1 (1) No. prior kinase inhibitors Median (range) ≥3 Prior regorafenib PDGFR 1 (0–6) 11 (28) 8 (21) KIT 4 (2–11) 67 (87) 64 (83) 5 * Data are preliminary and based on a cut off date of 11 Oct 2017

BLU-285 pharmacokinetics support once daily dosing and broad mutational coverage 6 Relatively rapid absorption median Tmax 4–6 hours, dose-proportional exposure and long half-life >24 hours 300 mg selected as RP2D based on safety, PK, anti-tumor activity 0 6 12 18 24 PDx efficacy exposure 300–400 mg steady state PK* 300 mg 400 mg Concentration (ng/ml) *Includes escalation and expansion data PDx genotype Exon 11/13 PDx Exon 11/17 PDx

Tumor reduction across multiple KIT genotypes (central radiology review) 7 N=30 patients 300 mg (RP2D) – 400 mg (MTD) -70 20 of 30 (67%) patients with tumor shrinkage 50 -10 -20 -40 -50 Maximum reduction: sum of diameter change from baseline (%) -60 -30 0 10 20 30 40 PD SD PR 13 17 11 13 11 13 11 17 9 13 11 13 11 13 17 10 11 13 17 11 13 11 17 11 17 9 11 17 9 13 17 9 17 11 13 18 11 17 11 17 9 9 11 KIT mutation by exon ^ 11 14 17 11 9 13 18 11 17 9 17 11 17 * ctDNA results pending; ^ per archival tumor and ctDNA * * * * *

Prolonged PFS in heavily pre-treated KIT-mutant GIST (central radiology review) 8 No approved therapies beyond third-line regorafenib ORR ~0% with imatinib re-treatment in ≥third-line2 Best response (N=30)* Choi Criteria n (%) RECIST 1.1 n (%) PR 16 (53) 5 (17)^ SD 7 (23) 18 (60) DCR (PR+SD) 23 (77) 23 (77) PD 7 (23) 7 (23) *300 RP2D–400 MTD mg; ^2 pending confirmation 2. Kang et al. Lancet Oncol. 2013;14(12):1175–82 Months from first dose Probability of progression-free survival (%) Median PFS 11.5 months, 95% CI (9.3, NE) PFS at 6 months 69% KIT 300-400 mg Censored 0 8 16 1.0 0.8 0.6 0.4 0.2 0 6 14 4 12 2 10 18 64 56 27 13 6 3 2 1 1 KIT 300–400 Imatinib re-treatment median PFS ~1.8 months2

Remarkable activity in PDGFR D842-mutant GIST (central radiology review) 9 31 of 31 (100%) patients with tumor shrinkage D842V D842V D842V D842V D842V D842V D842V D842V D842-843V D842V D842V D842-H845V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V D842V 40 -40 -60 -100 Maximum reduction: sum of diameter change from baseline (%) -80 -20 0 20 PD SD PR CR 80 60 100 N=31 patients across all dose levels Mutation status* * per archival tumor and ctDNA 400 400 400 30 400 135 300 200 300 90 400 400 200 300 135 30 60 400 90 60 90 300 400 135 60 200 60 400 600 30 90 Numbers under bars indicate dose level

High response rate and prolonged PFS in PDGFR D842-mutant GIST (central radiology review) 10 *All dose levels included ^PR from C3 to C13, CR at C16, CR pending confirmation †3 pending confirmation ORR ~0% with currently approved agents3,4 Best response (N=31)* Choi Criteria n (%) RECIST 1.1 n (%) CR 1 (3) 1 (3)^ PR 30 (97) 21 (68)† CR+PR 31 (100) 22 (71) SD 0 9 (29) DCR (PR+SD) 31 (100) 31 (100) PD 0 0 Median PFS not reached PFS at 12 months 78% 0 8 16 24 1.0 0.8 0.6 0.4 0.2 0 Months from first dose Probability of progression-free survival (%) 6 14 22 4 12 20 2 10 18 37 35 32 30 20 18 15 12 5 3 2 1 0 PDGFR PDGFR Censored Approved agents are ineffective3,4 median PFS ~3 months 3. Cassier et al. Clin Cancer Res. 2012;18(16):4458–64 4. Yoo et al. Cancer Res Treat. 2016;48(2):546–52

Treatment emergent adverse events ≥20% 11 * Consists of multiple similar AEs that have been aggregated into a single category. 42% of patients at 400 mg (MTD), 18% of patients at 300 mg (RP2D). 39 (34%) patients had grade ≥3 treatment-related AEs: anemia (9%), fatigue (7%), hypophosphatemia (4%), nausea (4%), cognitive effects (3%) 67 patients on treatment; 49 discontinued: PD n=40, AEs n=6, withdrew consent n=3 Safety population (all patients) N=116 Severity Preferred Term, n (%) Any AE Grade 1 Grade 2 Grade 3 Grade 4 Grade 5 Nausea 65 (56) 41 (35) 17 (15) 7 (6) 0 0 Fatigue 62 (53) 23 (20) 31 (27) 8 (7) 0 0 Periorbital edema 50 (43) 42 (36) 8 (7) 0 0 0 Vomiting 48 (41) 36 (31) 9 (8) 3 (3) 0 0 Edema peripheral 39 (34) 28 (24) 9 (8) 2 (2) 0 0 Anemia 36 (31) 7 (6) 10 (9) 17 (15) 2 (2) 0 Diarrhea 36 (31) 26 (22) 8 (7) 2 (2) 0 0 Cognitive Effects* 35 (30) 20 (17) 10 (9) 4 (3) 1 (1) 0 Lacrimation increased 35 (30) 29 (25) 6 (5) 0 0 0 Decreased appetite 33 (28) 24 (21) 6 (5) 3 (3) 0 0 Dizziness 27 (23) 21 (18) 6 (5) 0 0 0 Constipation 25 (22) 18 (16) 6 (5) 0 1 (1) 0 Hair color changes 25 (22) 24 (21) 0 0 0 0

BLU-285 has potent, clinically important activity in GIST 12 BLU-285 is well-tolerated at the 300 mg RP2D and provides broad mutational coverage Remarkable response rates and prolonged PFS in PDGFRα-driven GIST may support expedited approval path Prolonged PFS in heavily pretreated KIT-driven GIST warrants further study, expanding current cohort to 100 patients Based on these encouraging data: Second-line expansion cohort has been added and sites are open Phase 3 randomized study comparing BLU-285 to regorafenib in third-line GIST is planned to begin in 1H 2018

Acknowledgments 13 We thank the participating patients, their families, all study co-investigators, and research coordinators at the following institutions: Oregon Health & Sciences University Dana-Farber Cancer Institute Royal Marsden Hospital/Institute for Cancer Research University Hospitals Leuven University of Essen Fox Chase Cancer Center Erasmus MC Cancer Institute Centre Leon Berard Institut Gustave Roussy Memorial Sloan Kettering Cancer Center University of Miami Sylvester Comprehensive Cancer Center We also thank Sarah Jackson, PhD, of iMed Comms, an Ashfield company, who provided editorial writing support funded by Blueprint Medicines